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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Road, Suite 500, Lisle, IL	60532

(Address of principal executive offices)	(Zip code)

James W. Oberweis The Oberweis Funds 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Copy to: James A. Arpaia Vedder, Price, Kaufman, & Kammholz, P.C. 222 North LaSalle Street, Suite 2600 Chicago, IL 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders Follows.

The

Oberweis

Funds

Annual Report

Audited

December 31, 2005

1-800-245-7311

www.oberweisfunds.com

Trustees and Officers
James D. Oberweis	Katherine Smith Dedrick
Trustee	Trustee

Gary D. McDaniel	James G. Schmidt
Trustee	Trustee

James W. Oberweis	Patrick B. Joyce
President	Executive Vice President
Treasurer

David I. Covas	Martin L. Yokosawa
Vice President	Senior Vice President

Eric V. Hannemann
Secretary

Manager and Investment Advisor

Oberweis Asset Management, Inc.

3333 Warrenville Road, Suite 500, Lisle, IL 60532

1-800-323-6166

www.oberweisfunds.com

Distributor

Oberweis Securities, Inc.

3333 Warrenville Road, Suite 500, Lisle, IL 60532

1-630-577-2300

www.oberweisfunds.com

Custodian

UMB Bank, n.a.

928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.

P.O. Box 711 Milwaukee, WI 53201-0711

1-800-245-7311

Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive, Chicago, IL 60606

The Oberweis Funds

Emerging Growth Fund

Micro-Cap Fund

Mid-Cap Fund

China Opportunities Fund

1-800-245-7311

www.oberweisfunds.com

PRESIDENT’S LETTER

Dear Fellow Oberweis Funds Shareholder:

I am pleased to report another year of positive returns for The Oberweis Funds. Among the U.S. funds, the Oberweis Micro-Cap Fund appreciated +12.72%, the Emerging Growth Fund appreciated +2.74%, and the Mid-Cap Fund appreciated +4.85%. In the same period, the Russell 2000 Growth Index returned +4.15%. As you may recall, we started a new fund in 2005. The China Opportunities Fund commenced operations on October 1, 2005. In its first quarter, this new fund appreciated +7.80%. For comparison, the MSCI China Index, in U.S. dollar terms, returned -0.36% in the final quarter of the year.

2005 will surely be remembered for its unpredictable events. Commodities, oil, and gold prices surged amid continued geopolitical uncertainties, increased demand in Asia, and supply disruptions associated with natural disasters in the U.S. The price of gold reached $544.50 an ounce on December 12th, a record high since 1983, while oil went to a record of more than $70/barrel. Hurricane Katrina wreaked havoc with the lives of many in New Orleans and the Mississippi Delta. In addition to costing Americans an estimated $200 billion for reconstruction, the hurricane fueled higher energy prices due to constriction of supply and refining capacity. Yet even in the face of adverse developments, global equity markets still eked out gains for the year, in part due to reasonable valuations and modest expectations going into the year.

Although many macroeconomic events are difficult to predict, we believe there remains an opportunity to achieve above-average returns through prudent individual stock selection. Our investment strategy remains steadfast in each of the four funds. We strive to identify companies which have exceptionally high growth potential, are not widely followed by institutional investors, and can be purchased at low valuations in relation to their expected rates of growth. With respect to the current valuation of the U.S. funds, the average forward P/E ratio as of year-end was 24.1 times for the Micro-Cap Fund, 23.6 times for the Emerging Growth Fund, and 24.6 times for the Mid-Cap Fund. Notably, each of the three average P/E ratios is somewhat lower than the comparable ratios listed in last year’s annual report. On a P/E basis, this suggests that the funds may be more attractively priced than at the beginning of 2005. However, stock prices (and therefore P/Es) also reflect investor expectations for future growth; thus lower P/Es may represent either more attractive investment opportunities or more modest expectations for future growth (or a combination of both). The average P/E based on latest twelve months earnings for the China Opportunities Fund was 23.2 times. Note that because many of our investment holdings in China do not have analyst estimates, we compute the average P/E using historical earnings rather than estimated future earnings. Therefore, the average P/E for the China Opportunities Fund is not comparable to the average P/Es of our other funds. (The P/E based on future earnings, for growth stocks, will generally be lower than the P/E based on historical earnings). At year-end, the weighted-average market cap for the Micro-Cap, Emerging Growth, Mid-Cap and China Opportunities Funds was $336 million, $853 million, $2.0 billion, and $983 million, respectively.

Although the Micro-Cap Fund is currently closed to new shareholders, the Emerging Growth Fund, Mid-Cap Fund, and China Opportunities Fund remain open. Shares may be purchased either directly through The Oberweis Funds or through one of our many brokerage firm partners. If you have any questions about your account, please call our shareholder services representatives at (800) 245-7311. You may also download a prospectus and purchase shares online at www.oberweisfunds.com. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis

President & Portfolio Manager

THE OBERWEIS FUNDS

MANAGEMENT DISCUSSION ON FUND PERFORMANCE

For the annual period ending December 31, 2005, The Oberweis Micro-Cap Fund appreciated +12.72% and the Emerging Growth Fund appreciated +2.74%. For comparison, the benchmark Russell 2000 Growth Index appreciated +4.15%. The Oberweis Mid-Cap Fund appreciated +4.85%. The Russell 2500 Growth Index appreciated +8.11%. The Oberweis China Opportunities Fund returned +7.80% since its inception on October 1, 2005 versus -0.36% for its benchmark, the MSCI China Index.

Three of the four Oberweis Funds invest primarily in United States stocks, namely Micro-Cap, Emerging Growth, and Mid-Cap. These three funds are positioned to take advantage of the long-term price appreciation that occurs when the market places an appropriately high value on fast growing, profitable companies primarily located in the United States. The China Opportunities Fund is positioned to take advantage of the long-term price appreciation that occurs when the market places an appropriately high value on China-related fast-growing, profitable companies.

In 2005, the U.S. small-cap equity market delivered modest results overall, with the Russell 2000 Index rising 4.55%. Large-cap equities slightly outperformed small-cap equities, with the S&P 500 Index rising 4.91% and the Russell 1000 appreciating 6.27%. Within the small-cap marketplace, value once again edged out growth for the year, with the Russell 2000 Value Index gaining 4.71% and the Russell 2000 Growth Index gaining 4.15%. Commodities, oil, and gold prices surged amid continued geopolitical uncertainties, increased demand in Asia, and supply disruptions associated with natural disasters in the U.S.

By all metrics, the Micro-Cap Fund experienced strong performance in 2005, finishing the year with a significantly better return than its benchmark, the Russell 2000 Growth Index. The Emerging Growth Fund and Mid-Cap Funds trailed their benchmark indices returns for the year (Russell 2000 Growth Index and Russell 2500 Growth Index, respectively), primarily due to significant weights in technology in the first quarter. Both the Emerging Growth and Mid-Cap funds performed well in the final nine months of the year, although the gains achieved in the final nine months did not lead to excess returns over the benchmark for the year. The China Opportunities Fund, in its first and only quarter, experienced exceptionally favorable gains and significantly exceeded the return of its benchmark, the MSCI China Index.

The Micro-Cap Fund particularly benefited from investments in Somanetics Corp., Quality Systems Inc., GMX Resources, Barrett Business Services, and Viropharma Inc. The Emerging Growth Fund derived significant gains from investments in aQuantive Inc., LCA-Vision Inc., Hansen Natural Corp., Carrizo Oil, and Focus Media Holdings LTD. The Mid-Cap Fund particularly benefited from investments in Intuitive Surgical Inc., Celgene Corp., Focus Media Holdings LTD, Ultra Petroleum Corp., and Akamai Technologies. The China Opportunities Fund benefited from investments in Bodisen Biotech, Raffles Education, Century Sunshine Ecological, Prime Success, and Fuji Food and Catering Services. The portfolio turnover rates were 76% rate for the Micro-Cap Fund, 75% for the Emerging Growth Fund, 119% for the Mid-Cap Fund, and 14% for the China Opportunities Fund. The net expense ratios of the four funds were 1.70% for Micro-Cap, 1.42% for Emerging Growth, 2.00% for Mid-Cap, and 2.49% for China Opportunities.

THE OBERWEIS FUNDS

MANAGEMENT DISCUSSION ON FUND PERFORMANCE

(cont’d.)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semi-annual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Oberweis Emerging Growth Fund

Asset Allocation
Common Stocks	99.0%
Commercial Paper	1.7%
Other Liabilities in excess of Assets	(0.7%	)

	100.0%

Top Holdings
Ceradyne, Inc.	3.5%
Focus Media Hldg. Ltd.	3.1%
Kos Pharmaceuticals, Inc.	2.7%
aQuantive, Inc.	2.5%
Carrizo Oil & Gas, Inc.	2.3%
Euronet Worldwide, Inc.	2.1%
LifeCell Corp.	2.1%
A.S.V., Inc.	2.0%
Trident Microsystems, Inc.	2.0%
United Therapeutics Corp.	1.9%
Other Holdings	75.8%

100.0%

Top Industries
Technology - Computer Services Software & Systems	12.0%
Healthcare - Drugs & Pharmaceuticals	9.3%
Consumer Discretionary - Advertising Agency	8.3%
Healthcare - Medical & Dental Services	7.8%
Other Energy - Oil Crude Producer	7.2%
Technology - Communication Technology	5.6%
Technology - Computer Technology	5.1%
Materials & Production - Misc. Materials & Commodities	4.1%
Healthcare - Biotechnology	3.5%
Healthcare - Electronic Medical Systems	2.8%
Other Industries	34.3%

100.0%

Oberweis Micro-Cap Fund

Asset Allocation
Common Stocks	93.8%
Commercial Paper	8.3%
Other Liabilities in excess of Assets	(2.1%	)

	100.0%

Top Holdings
Somanetics Corp.	3.9%
Palomar Medical Technologies, Inc.	3.7%
I.D. Systems, Inc.	3.3%
GMX Resources, Inc.	2.5%
Vasco Data Security International, Inc.	2.5%
Health Grades, Inc.	2.5%
Quality Systems, Inc.	2.4%
Barrett Business Services, Inc.	2.4%
Aldila, Inc.	2.3%
Merge Technologies, Inc.	2.1%
Other Holdings	72.4%

100.0%

Top Industries
Technology - Computer Service Software & System	13.4%
Other Energy - Oil Crude Producer	8.0%
Health Care - Electronic Medical Systems	7.5%
Technology - Computer Technology	5.8%
Consumer Discretionary - Misc.	5.4%
Health Care - Medical & Dental	5.3%
Health Care - Facilities	5.3%
Producer Durables - Electronics	4.7%
Consumer Discretionary - Service Commercial	4.6%
Consumer Discretionary - Wholesale	3.8%
Other Industries	36.2%

100.0%

THE OBERWEIS FUNDS

MANAGEMENT DISCUSSION ON FUND PERFORMANCE

(cont’d.)

Oberweis Mid-Cap Fund

Asset Allocation
Common Stocks	98.9%
Other Assets in excess of Liabilities	1.1%

100.0%

Top Holdings
Focus Media Hldg. Ltd.	4.4%
Intuitive Surgical, Inc.	3.2%
Ceradyne, Inc.	3.2%
Trident Microsystems, Inc.	3.0%
Irobot Corp.	2.9%
A.S.V., Inc.	2.7%
Kos Pharmaceuticals, Inc.	2.7%
HealthExtras, Inc.	2.5%
Helmerich & Payne	2.5%
Ultra Petroleum Corp.	2.3%
Other Holdings	70.6%

100.0%

Top Industries
Technology - Computer Service Software & Systems	11.6%
Technology - Computer Technology	7.6%
Other Energy - Machine Oilwell	7.6%
Consumer Discretionary - Advertising Agency	6.9%
Healthcare - Drugs & Pharmaceuticals	6.0%
Other Energy Crude Oil Producer	4.9%
Healthcare - Biotech Research & Production	4.8%
Healthcare - Medical & Dental Instruments / Supplies	4.4%
Consumer Discretionary - Retail	4.4%
Producer Durables - Machinery Construction	4.3%
Other Industries	37.5%

100.0%

Oberweis China Opportunities Fund

Asset Allocation
Common Stocks	97.7%
Other Assets in excess of Liabilities	2.3%

100.0%

Top Holdings
Century Sunshine Ecological Technology Ltd.	4.7%
Lee & Man Paper Manufacturing Ltd.	4.5%
Focus Media Hldg. Ltd. ADR	4.5%
Li Ning Co., Ltd.	4.2%
Raffles Education Corp. Ltd.	4.0%
Fu Ji Food & Catering Services Holding Ltd.	3.9%
AsiaPharma Group Ltd.	3.2%
Pearl Energy Ltd.	3.1%
Golden Meditech Co., Ltd.	3.1%
Guangzhou R&F Properties Co., Ltd.	2.8%
Other Holdings	62.0%

100.0%

Top Industries
Financials - Real Estate Operations / Development	6.3%
Consumer Non-Cyclical - Food Misc / Diversified	5.0%
Basic Materials - Agriculture Chemicals	4.7%
Communications - Advertising Sales	4.4%
Basic Materials - Paper & Related Products	4.4%
Consumer Cyclical - Leisure and Recreational Products	4.2%
Consumer Non-Cyclical - Schools	3.9%
Communications - Web Portals/ISP	3.3%
Consumer Non-Cyclical - Medical Drugs	3.1%
Energy - Oil Comp-Exploration & Production	3.1%
Other Industries	57.6%

100.0%

THE OBERWEIS FUNDS

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

(cont’d.)

Average Annual Total Returns(1)

Periods ended 12/31/05

	One Year	Five Years	Ten Years	Since Inception 1/7/87

OBEGX	+2.74%	+6.87%	+7.54%	+11.58%
Russell 2000 Growth	+4.15%	+2.28%	+4.69%	+7.56%
Russell 2000	+4.55%	+8.22%	+9.26%	+10.16%

Growth of an Assumed $10,000 Investment

from January 7, 1987 to December 31, 2005

Average Annual Total Returns(1)

Periods ended 12/31/05

	One Year	Five Years	Ten Years	Since Inception 1/1/96

OBMCX	+12.72%	+19.75%	+14.40%	+14.40%
Russell 2000 Growth	+4.15%	+2.28%	+4.69%	+4.69%
Russell 2000	+4.55%	+8.22%	+9.26%	+9.26%

Growth of an Assumed $10,000 Investment

from January 1, 1996 to December 31, 2005

Average Annual Total Returns(1)

Periods ended 12/31/05

	One Year	Five Years	Since Inception 9/15/96

OBMDX	+4.85%	-6.05%	+6.51%
Russell 2500 Growth	+8.17%	+2.78%	+6.73%
Russell 2000 Growth	+4.15%	+2.28%	+4.18%

Growth of an Assumed $10,000 Investment

from September 15, 1996 to December 31, 2005

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell 2500 Growth Index measures the performance of Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell indices are unmanaged and are not available for investment. A sales load of 4% was charged on the Oberweis Emerging Growth Fund until December 31, 1991 and is not reflected in the total return figures or graph above.

THE OBERWEIS FUNDS

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

(cont’d.)

Average Annual Total Returns(1)

Periods ended 12/31/05

Since Inception 10/1/05

OBCHX	+7.80%
MSCI	-0.36%

Growth of an Assumed $10,000 Investment

from October 1, 2005 to December 31, 2005

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.
The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Investors cannot invest directly in market indexes.

OBERWEIS EMERGING GROWTH FUND

Portfolio of Investments

December 31, 2005 (value in thousands)

Shares	Company (Closing Price)	Value

	COMMON STOCK - 99.0%
	Consumer Discretionary - Advertising Agency - 8.3%
178,174	aQuantive, Inc. @ 25.24	$4,497
166,100	Focus Media Hldg. Ltd. @ 33.77	5,609
176,600	ValueClick, Inc. @ 18.11	3,198
81,750	Ventiv Health, Inc. @ 23.62	1,931

		15,235

	Consumer Discretionary - Commercial Information Service - 1.0%
109,594	Lecg Corp. @ 17.38	1,905

	Consumer Discretionary - Consumer Electronics - 2.8%
101,500	iVillage, Inc. @ 8.02	814
92,493	Jamdat Mobile, Inc. @ 26.58	2,458
97,800	WebSideStory, Inc. @ 18.13	1,773

		5,045

	Consumer Discretionary - Consumer Products - 0.7%
36,265	USANA Health Sciences, Inc. @ 38.36	1,391

	Consumer Discretionary - Cosmetics - 0.7%
43,782	Parlux Fragrances, Inc. @ 30.53	1,337

	Consumer Discretionary - Retail - 2.1%
82,649	Stamps.com, Inc. @ 22.96	1,898
56,967	Volcom, Inc. @ 34.01	1,937

		3,835

	Consumer Discretionary - Service Commercial - 1.8%
39,265	CRA International, Inc. @ 47.69	1,873
23,546	Ctrip.com International Ltd. @ 57.75	1,360

		3,233

	Consumer Discretionary - Wholesale - 1.7%
76,000	Central European Distribution Corp. @ 40.14	3,051

	Financial Services - Banks - 0.4%
19,158	*Mercantile Bank Corp. @ 38.50	738

	Financial Services - Diverse - 2.1%
141,968	Euronet Worldwide, Inc. @ 27.80	3,947

	Financial Services - Financial Data Product Services - 1.2%
172,400	Tradestation Group, Inc. @ 12.38	2,134

Shares	Company (Closing Price)	Value

	Financial Services - Insurance - 1.2%
90,100	HealthExtras, Inc. @ 25.10	$2,262

	Health Care - Biotechnology - 3.5%
124,531	Adeza Biomedical Corp. @ 21.05	2,621
25,209	Anika Therapeutics, Inc. @ 11.69	295
73,124	ArthroCare Corp. @ 42.14	3,081
51,260	Vnus Medical Technologies, Inc. @ 8.38	430

		6,427

	Health Care - Drugs & Pharmaceuticals - 9.3%
82,900	Adams Respiratory Therapeutics, Inc. @ 40.66	3,370
84,500	Aspreva Pharmaceuticals Corp. @ 15.72	1,328
83,567	First Horizon Pharmaceutical Corp. @ 17.25	1,442
94,798	Kos Pharmaceuticals, Inc. @ 51.73	4,904
72,600	Quidel Corp. @ 10.76	781
98,669	Salix Pharmaceuticals Ltd. @ 17.58	1,735
49,991	United Therapeutics Corp. @ 69.12	3,455

		17,015

	Health Care - Electronic Medical Systems - 2.8%
57,871	Aspect Medical Systems, Inc. @ 34.35	1,988
62,114	IntraLase Corp. @ 17.83	1,107
63,382	Syneron Medical Ltd. @ 31.75	2,012

		5,107

	Health Care - Facilities - 2.8%
39,666	American Healthways, Inc. @ 45.25	1,795
71,705	*LCA-Vision, Inc. @ 47.51	3,407

		5,202

	Health Care - Management Services - 0.5%
36,319	Centene Corp. @ 26.29	955

	Health Care - Medical & Dental Services - 7.8%
33,688	American Science & Engineering, Inc. @ 62.37	2,101
60,000	ICU Medical, Inc. @ 39.21	2,353
82,500	Kyphon, Inc. @ 40.83	3,368
32,200	Laserscope, Inc. @ 22.46	723
204,614	LifeCell Corp. @ 19.04	3,895
54,000	Palomar Medical Technologies, Inc. @ 35.04	1,892

		14,332

See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH FUND

Portfolio of Investments (cont’d.)

Shares	Company (Closing Price)	Value

	Health Care - Services - 0.5%
53,347	LHC Group, Inc. @ 17.43	$930

	Materials & Production - Misc. Materials & Commodities - 4.1%
147,350	Ceradyne, Inc. @ 43.80	6,454
58,295	Charles & Colvard Ltd. @ 20.20	1,178

		7,632

	Other Energy - Machine Oilwell Equipment - 2.2%
41,900	Dril Quip, Inc. @ 47.20	1,978
40,400	Lufkin Industries, Inc. @ 49.87	2,015

		3,993

	Other Energy - Misc. - 1.0%
53,675	Veritas DGC, Inc. @ 35.49	1,905

	Other Energy - Oil Crude Producer - 7.2%
80,791	ATP Oil & Gas Corp. @ 37.01	2,990
116,300	Bronco Drilling Company, Inc. @ 23.01	2,676
174,543	Carrizo Oil & Gas, Inc. @ 24.70	4,311
68,900	Petrohawk Energy Corp. @ 13.22	911
50,800	Pioneer Drilling Co. @ 17.93	911
36,622	Whiting Petroleum Corp. @ 40.00	1,465

		13,264

	Producer Durables - Homebuilding - 1.0%
59,455	Desarrolladora Homex S.A. Development Corp. @ 30.68	1,824

	Producer Durables - Machinery - Construction - 2.0%
150,026	A.S.V., Inc. @ 24.98	3,748

	Producer Durables - Misc. - 2.5%
44,900	Bucyrus International, Inc. @ 52.70	2,366
154,245	Turbochef Technologies, Inc. @ 14.36	2,215

		4,581

	Technology - Communication Technology - 5.6%
179,270	Audicodes Ltd. @ 11.10	1,990
43,085	Comtech Telecommunications Corp. @ 30.55	1,316
409,211	Glenayre Technologies, Inc. @ 3.25	1,330
104,741	Ixia @ 14.80	1,550
90,547	Orckit Communications Ltd. @ 24.38	2,208
43,053	Talx Corp. @ 45.71	1,968

		10,362

Shares	Company (Closing Price)	Value

	Technology - Computer Services Software & Systems - 12.0%
54,543	Blue Coat Systems, Inc. @ 45.72	$2,494
140,800	Concur Technologies, Inc. @ 12.89	1,815
98,484	Jupitermedia Corp. @ 14.78	1,456
90,613	Merge Technologies, Inc. @ 25.04	2,268
197,862	Online Resources, Inc. @ 11.05	2,186
143,491	Openwave Systems, Inc. @ 17.47	2,507
115,135	PDF Solutions, Inc. @ 16.25	1,871
115,955	Rightnow Technologies, Inc. @ 18.46	2,141
37,000	Retalix Ltd. @ 24.46	905
57,382	Safenet, Inc. @ 32.22	1,849
164,900	VASCO Data Security International, Inc. @ 9.86	1,626
59,100	Zoran Corp. @ 16.21	958

		22,076

	Technology - Computer Technology - 5.1%
57,244	M-Systems Flash Disk Pioneers Ltd.@ 33.12	1,896
77,000	Rackable Systems, Inc. @ 28.48	2,192
139,300	Silicon Motion Technology Corp. @ 12.00	1,672
202,000	Trident Microsystems, Inc. @ 18.00	3,636

		9,396

	Technology - Electronics - 0.6%
23,800	Supertex, Inc. @ 44.25	1,053

	Technology - Electronics Semi-Conductors - 2.4%
63,100	Ikanos Communications @ 14.74	930
66,900	Saifun Semiconductor Ltd. @ 31.47	2,105
53,203	Tessera Technologies, Inc. @ 25.85	1,375

		4,410

	Technology - Electronics Technology - 0.6%
68,900	Essex Corp. @ 17.05	1,175

	Technology - Misc. Technology - 1.5%
80,600	iRobot Corp. @ 33.33	2,686

	Total Common Stocks (Cost: $134,888,000)	$182,186

See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH FUND

Portfolio of Investments (cont’d.)

Face Amount	Company (Closing Price)	Value

	COMMERCIAL PAPER - 1.7%
$3,200,000	General Electric Capital Corporation 4.18%, due 01-03-06	$3,200

	Total Commercial Paper (Cost: $3,200,000)	3,200

	Total Investments - 100.7% (Cost: $138,088,000)	185,386

	Other Liabilities less Assets (0.7%)	(1,407)

	NET ASSETS - 100%	$183,979

Notes to Portfolio of Investments

*	Income producing security during the year ended December 31, 2005.

Based on the cost of investments of $138,106,000 for federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation was $52,061,000, the aggregate gross unrealized depreciation was $4,781,000 and the net unrealized appreciation of investments was $47,280,000.

See accompanying notes to financial statements.

OBERWEIS MICRO-CAP FUND

Portfolio of Investments

December 31, 2005 (value in thousands)

Shares	Company (Closing Price)	Value

	COMMON STOCK - 93.8%
	Auto & Transport - Auto Parts - 0.4%
37,600	Hoku Scientific, Inc. @ 7.59	$285

	Consumer Discretionary - Casinos & Gambling - 0.5%
27,788	Gaming Partners International Corp. @11.18	311

	Consumer Discretionary - Commercial Information Service - 0.8%
104,800	Traffix, Inc. @ 5.12	537

	Consumer Discretionary - Consumer Electronics - 2.9%
27,875	Rimage Corp. @ 28.98	808
62,731	WebSideStory, Inc. @ 18.13	1,137

		1,945

	Consumer Discretionary - Education Services - 0.3%
44,883	Competitive Technology, Inc. @ 3.91	175

	Consumer Discretionary - Leisure Time - 2.2%
60,115	*Aldila, Inc. @ 25.43	1,529

	Consumer Discretionary - Misc. - 5.4%
65,406	Barrett Business Services, Inc. @ 24.99	1,634
150,400	Home Solutions of America, Inc. @ 4.48	674
64,932	Kenexa Corp. @ 21.10	1,370

		3,678

	Consumer Discretionary - Retail - 0.2%
11,275	Celebrate Express, Inc. @ 13.50	152
400	Golf Galaxy @ 19.15	8

		160

	Consumer Discretionary - Service Commercial - 4.6%
97,200	Bodisen Biotech, Inc. @ 14.00	1,361
115,328	eDiets.com @ 6.12	706
40,413	First Advantage Corp. @ 26.71	1,079

		3,146

	Consumer Discretionary - Wholesale - 3.8%
54,940	Allion Healthcare, Inc. @ 11.65	640
30,193	Central European Distribution Corp. @ 40.14	1,212
35,100	Infosonics Corp. @ 16.24	570
22,394	Lazare Kaplan International, Inc. @ 7.87	176

		2,598

Shares	Company (Closing Price)	Value

	Consumer Staples - Foods - 0.5%
60,000	Medifast, Inc. @ 5.24	$314

	Financial Services - Banks - 2.2%
13,135	Dearborn Bankcorp, Inc. @ 24.75	325
15,162	St. Joseph Capital Corp. @ 29.78	452
20,400	Valley Bancorp, Inc. @ 34.69	708

		1,485

	Financial Services - Financial Data Product Services - 0.9%
89,729	Cybersource Corp. @ 6.60	592

	Financial Services - Insurance - 1.2%
33,859	HealthExtras, Inc. @ 25.10	850

	Health Care - Biotechnology - 0.4%
24,408	Anika Therapeutics, Inc. @ 11.69	285

	Health Care - Drugs & Pharmaceuticals - 3.0%
50,243	Bentley Pharmaceuticals, Inc. @ 16.41	825
68,052	ViroPharma, Inc. @ 18.50	1,259

		2,084

	Health Care - Electronic Medical Systems - 7.5%
42,500	Criticare Systems, Inc. @ 4.96	211
41,240	Healthtronics, Inc. @ 7.65	315
33,600	Q-Med, Inc. @ 9.67	325
21,300	Quality Systems, Inc. @ 76.76	1,635
82,622	Somanetics Corp. @ 32.00	2,644

		5,130

	Health Care - Facilities - 5.3%
263,772	Health Grades, Inc. @ 6.32	1,667
217,211	Paincare Holdings, Inc. @ 3.26	708
21,337	Psychiatric Solutions, Inc. @ 58.74	1,253

		3,628

	Health Care - Management Services - 1.9%
50,389	Vital Images, Inc. @ 26.15	1,318

	Health Care - Medical & Dental - 5.3%
191,800	Alpha Pro Tech Ltd. @ 2.30	441
31,900	Intricon Corp. @ 4.11	131
71,291	Palomar Medical Technologies, Inc. @ 35.04	2,498
74,427	Vascular Solutions, Inc. @ 7.56	563

		3,633

See accompanying notes to financial statements.

OBERWEIS MICRO-CAP FUND

Portfolio of Investments (cont’d.)

Shares	Company (Closing Price)	Value

	Health Care - Misc. - 1.5%
128,200	A.D.A.M., INC. @ 8.06	$1,033

	Materials & Products - Chemicals - 0.1%
19,458	Flexible Solutions International, Inc. @ 2.90	56

	Medical Products - Engineering & Contracting Services - 1.8%
29,860	*VSE Corp. @ 42.09	1,257

	Other Energy - Oil Crude Producer - 8.0%
31,000	Arena Resources, Inc. @ 27.60	856
42,090	Dawson Geophysical Co. @ 30.82	1,297
42,992	Edge Petroleum Corp. @ 24.91	1,071
47,000	GMX Resources, Inc. @ 36.00	1,692
132,603	Vaalco Energy, Inc. @ 4.24	562

		5,478

	Other Energy - Misc. - 2.2%
106,800	ENGlobal Corp. @ 8.42	899
33,700	Flotek Industries, Inc. @ 18.65	628

		1,527

	Producer Durables - Control & Filter Devices - 2.3%
33,778	Hurco Companies, Inc. @ 30.82	1,041
91,400	International Displayworks, Inc. @ 5.94	543

		1,584

	Producer Durables - Electronics - 4.7%
93,194	I.D. Systems, Inc. @ 23.85	2,223
46,421	Iris International, Inc. @ 21.86	1,015

		3,238

	Producer Durables - Machinery Construction - 0.3%
19,800	Paragon Technologies, Inc. @ 9.95	197

	Producer Durables - Metal Fabricating - 0.1%
3,400	Graham Corp. @ 22.50	76

	Producer Durables - Misc. - 1.7%
13,102	Dynamic Materials Corp. @ 30.02	393
56,900	Fuel Tech N.V. @ 9.07	516
58,800	Henry Bros Electronics, Inc. @ 4.48	263

		1,172

	Producer Durables - Telecommunications - 0.1%
7,100	Scopus Video Network Ltd. @ 6.00	43

Shares	Company (Closing Price)	Value

	Technology - Communication - 1.9%
16,200	Comarco, Inc.@ 9.98	$162
14,900	Optelecom, Inc. @ 13.40	200
34,000	Radyne Corp. @ 14.57	495
56,600	Relm Wireles Corp. @ 7.31	414

		1,271

	Technology - Computer Service Software & System - 13.2%
100,900	Applix, Inc. @ 7.30	737
37,666	Astea International, Inc. @ 14.17	534
86,278	Datatrak International, Inc. @ 9.99	862
23,500	Edgewater Technology, Inc. @ 5.90	139
28,400	Fundtech Ltd. @ 10.23	291
54,718	Merge Technologies, Inc. @ 25.04	1,370
3,380	Moldflow Corp. @ 13.94	47
74,131	Pacificnet, Inc. @ 6.77	502
90,370	Perficient, Inc. @ 8.91	805
25,968	SI International, Inc. @ 30.57	794
138,493	Youbet.com, Inc. @ 4.73	655
169,608	Vasco Data Security International, Inc. @ 9.86	1,671
59,200	Vocus, Inc.@ 10.39	615

		9,022

	Technology - Computer Technology - 5.8%
231,696	ACE Communications Corp. @ 3.14	728
73,700	LanVision System, Inc. @ 5.75	424
30,600	Neoware Systems, Inc. @ 23.30	713
145,992	Peerless Systems, Inc. @ 8.43	1,231
30,600	Rackable Systems, Inc. @ 28.48	871

		3,967

	Technology Electronics - 0.6%
31,500	Micronetics, Inc. @ 12.02	379

	Utilities - Utilities Misc. - 0.2%
71,400	Hudson Technologies, Inc. @ 1.73	124

	Total Common Stocks (Cost $45,994,000)	$64,107

See accompanying notes to financial statements.

OBERWEIS MICRO-CAP FUND

Portfolio of Investments (cont’d.)

Face Amount	Company (Closing Price)	Value

	COMMERCIAL PAPER - 8.3%
$3,300,000	American Express 4.00%, due 01-03-06	$3,300
300,000	GE Capital Corp. 3.88%, due 01-06-06	300
1,000,000	GE Capital Corp. 4.26%, due 01-05-06	1,000
1,100,000	GE Capital Corp. 4.26%, due 01-03-06	1,100

	Total Commercial Paper (Cost: $5,700,000)	5,700

	Total Investments - 102.1% (Cost: $51,694,000)	69,807

	Other Liabilities less Assets - (2.1%)	(1,452)

	NET ASSETS - 100.0%	$68,355

Notes to Portfolio of Investments

*	Income producing security during the year ended December 31, 2005.

Based on the cost of investments of $51,698,000 for federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation was $20,413,000, the aggregate gross unrealized depreciation was $2,304,000 and the net unrealized appreciation of investments was $18,109,000.

See accompanying notes to financial statements.

OBERWEIS MID-CAP FUND

Portfolio of Investments

December 31, 2005 (value in thousands)

Shares	Company (Closing Price)	Value

	COMMON STOCKS - 98.8%
	Consumer Discretionary - Advertising Agency - 6.9%
4,631	aQuantive, Inc. @ 25.24	$117
11,500	Focus Media Hldg. Ltd. @ 33.77	388
5,581	ValueClick, Inc. @ 18.11	101

		606

	Consumer Discretionary - Restaurants - 3.7%
2,548	Panera Bread Co. @ 65.68	167
4,332	The Cheesecake Factory, Inc. @ 37.39	162

		329

	Consumer Discretionary - Retail - 4.4%
6,200	Coldwater Creek, Inc. @ 30.53	189
3,646	Urban Outfitters, Inc. @ 25.31	93
3,100	Volcom, Inc. @ 34.01	105

		387

	Consumer Discretionary - Service Commercial - 3.0%
2,051	Ctrip.com International Ltd. @ 57.75	118
3,072	CRA International, Inc. @ 47.69	147

		265

	Consumer Discretionary - Wholesale - 2.0%
4,335	Central European Distribution Corp. @ 40.14	174

	Financial Services - Diverse Financial Services - 1.6%
5,061	Euronet Worldwide, Inc. @ 27.80	141

	Financial Services - Insurance - 2.5%
8,700	HealthExtras, Inc. @ 25.10	218

	Health Care - Biotech Research & Production - 4.8%
4,574	Arthrocare Corp. @ 42.14	193
1,794	Celgene Corp. @ 64.80	116
3,060	Integra Lifesciences Holdings Corp. @ 35.46	109

		418

	Health Care - Drugs & Pharmaceuticals - 6.0%
3,156	Adams Respiratory Therapeutics, Inc. @ 40.66	128
4,508	Kos Pharmaceuticals, Inc. @ 51.73	233
2,376	United Therapeutics Corp. @ 69.12	164

		525

	Health Care - Electrical Medical Systems - 3.2%
2,391	Intuitive Surgical, Inc. @ 117.27	280

Shares	Company (Closing Price)	Value

	Health Care - Facilities - 3.7%
1,883	American Healthways, Inc.@ 45.25	$85
3,067	Lca-vision, Inc. @ 47.51	146
1,600	Psychiatric Solutions, Inc. @ 58.74	94

		325

	Health Care - Medical & Dental Instruments / Supplies - 4.4%
5,431	Cytyc Corp. @ 28.33	153
3,681	Kyphon, Inc. @ 40.83	150
2,136	Resmed, Inc. @ 38.31	82

		385

	Material Producer - Misc. Materials & Commodities - 3.2%
6,387	Ceradyne, Inc. @ 43.80	280

	Other Energy - Machine Oilwell - 7.5%
2,900	Dril-Quip, Inc. @ 47.20	137
3,500	Helmerich & Payne, Inc. @ 61.91	217
2,033	Hydril Co. @ 62.60	127
3,500	Oceaneering International, Inc. @ 49.78	174

		655

	Other Energy - Misc. - 0.9%
2,299	Veritas DGC, Inc. @ 35.49	82

	Other Energy - Crude Oil Producer - 4.9%
7,200	Petrohawk Energy Corp. @ 13.22	95
7,500	Pioneer Drilling Co. @ 17.93	135
3,671	Ultra Petroleum Corp. @ 55.80	205

		435

	Producer Durables - Machinery - Construction - 4.3%
4,300	Astec Industries, Inc. @ 32.66	140
9,368	A.S.V., Inc. @ 24.98	234

		374

	Producer Durables - Machinery Industrial - 2.2%
4,833	Joy Global, Inc. @ 40.00	193

	Producer Durables - Machinery - Specialty - 3.2%
2,201	*JLG Industries, Inc. @ 45.66	101
14,200	Powerwave Technologies, Inc. @ 12.57	179

		280

See accompanying notes to financial statements.

OBERWEIS MID-CAP FUND

Portfolio of Investments (cont’d.)

Shares	Company (Closing Price)	Value

	Technology - Communication Technology - 3.1%
3,600	Comtech Telecommunications Corp. @ 30.55	$110
3,778	J2 Global Communications, Inc. @ 42.74	162

		272

	Technology - Computer Service Software & Systems - 11.6%
8,585	Akamai Technologies, Inc. @ 19.93	171
2,800	F5 Networks, Inc. @ 57.19	160
2,954	Navteq Corp. @ 43.87	130
1,534	Netease.com, Inc. @ 56.16	86
10,556	Openwave Systems, Inc. @ 17.47	184
3,104	Sra International, Inc. @ 30.54	95
4,100	Tom On-Line Inc. @ 19.82	81
1,700	Websense, Inc. @ 65.64	112

		1,019

	Technology - Computer Technology - 7.6%
5,180	Cogent, Inc. @ 22.68	118
5,083	M-Systems Flash Disk Pioneers, Ltd. @ 33.12	168
3,343	Nvidia Corp. @ 36.56	122
14,428	Trident Microsystems, Inc. @ 18.00	260

		668

	Technology - Electronics Semi-Conductors - 1.2%
3,600	Sift Technology Hldgs Inc. @ 29.80	107

	Technology - Misc. Technology - 2.9%
7,600	Irobot Corp. @ 33.33	253

	Total Common Stocks (Cost: $7,110,000)	$8,671

	Total Investments - 98.8% (Cost: $7,110,000)	8,671

	Other Assets less Liabilities - 1.2%	102

	NET ASSETS - 100.0%	$8,773

Notes to Portfolio of Investments

*	Income producing security during the year ended December 31, 2005.

Based on the cost of investments of $7,111,000 for federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation was $1,637,000, the aggregate gross unrealized depreciation was $77,000 and the net unrealized appreciation of investments was $1,560,000.

See accompanying notes to financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND

Portfolio of Investments

December 31, 2005 (value in thousands)

Shares	Company (Closing Price)	Value

	COMMON STOCKS - 97.7%
	Hong Kong - 66.9%
	Basic Materials - Agriculture Chemicals - 4.7%
1,070,000	Century Sunshine Ecological Technology Holdings Ltd. @ 0.3256	$348

	Basic Materials - Gold Mining - 1.6%
272,000	†Zijin Mining Group Co., Ltd. @ .4411	120

	Basic Materials - Paper & Related Products - 4.5%
300,000	†Lee & Man Paper Manufacturing Ltd. @ 1.1073	332

	Basic Materials - PetroChemicals - 0.8%
170,000	†Jilin Chemical Industrial Co., Ltd. @ 0.3573	61

	Consumer Cyclical - Airlines - 2.2%
226,000	†Air China Ltd. @ 0.3187	72
462,000	†China National Aviation Co., Ltd. @ 0.1948	90

		162

	Consumer Cyclical - Apparel Manufactures - 2.3%
147,000	†Ports Design Limited @ 1.1633	171

	Consumer Cyclical - Distribution / Wholesale - 2.6%
100,000	†Li & Fung, Ltd. @ 1.9241	192

	Consumer Cyclical - Footwear & Related Apparel - 2.5%
372,000	†*Prime Success International Group Ltd. @ 0.5011	186

	Consumer Cyclical - Leisure & Recreational Products - 4.2%
440,000	Li Ning Co., Ltd. @ .7093	312

	Consumer Cyclical - Misc Manufacturer - 2.4%
560,000	†Peace Mark Holdings Ltd. @ 0.3173	178

	Consumer Cyclical - Retail Consumer Electronics - 1.4%
300,000	China Paradise Electronics Retail Ltd. @ 0.3547	106

	Consumer Cyclical - Retail - Hypermarkets - 1.8%
70,000	Wumart Stores, Inc. @ 1.9216	134

Shares	Company (Closing Price)	Value

	Consumer Cyclical - Retail - Major Department Stores - 0.8%
44,000	†Lifestlye International Holdings Ltd. @ 1.3914	$61

	Consumer Cyclical - Textile Products - 2.1%
117,000	†Weiqiao Textile Co. Ltd. @ 1.3675	160

	Consumer Non-Cyclical - Food- Misc / Diversified - 5.0%
160,000	China Yurun Food Group Ltd. @ 0.5578	89
174,000	†Fu Ji Food & Catering Services Holdings Ltd. @ 1.6379	285

		374

	Consumer Non-Cyclical - Food-Wholesale / Distribution - 1.8%
915,000	*Heng Tai Consumables Group Ltd. @ 0.1457	133

	Consumer Non-Cyclical - Medical Instruments - 3.0%
944,000	Golden Meditech Co., Ltd. @ 0.2399	226

	Consumer Non-Cyclical - Printing-Commercial - 1.5%
178,000	Vision Grande Group Holdings Ltd. @ .6417	114

	Consumer Non-Cyclical - Public Thoroughfares - 1.6%
142,000	†Anhui Expressway Co., Ltd. @ 0.4832	69
76,000	†Zhejang Expressway Co., Ltd. @ 0.6176	47

		116

	Diversified - Diversified Operations - 0.4%
324,000	†China Resources Logic Ltd. @ 0.1004	33

	Energy - Oil Field Services - 1.8%
334,000	†China Oilfield Services Ltd. @ 0.4095	137

	Energy - Pipelines - 2.1%
836,000	†China Gas Holdings Ltd. @ 0.1870	156

	Financials - Real Estate Operations / Development - 6.3%
60,000	Guangzhou R&F Properties Co., Ltd. @ 3.4822	209
212,000	†*Hopson Development Holdings Ltd. @ 1.2309	261

		470

	Industrial - Electronic Components- Misc - 0.8%
46,000	Truly International Holdings Ltd. @ 1.2961	60

See accompanying notes to financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND

Portfolio of Investments (cont’d.)

Shares	Company (Closing Price)	Value

	Industrial - Machinery - Construction & Mining - 1.4%
532,000	China Infrastructure @ 0.1960	$104

	Industrial - Metal Processors & Fabrication - 0.8%
126,000	†Jiangxi Copper Co. Ltd. @ 0.4734	60

	Industrial - Power Conversion / Supply Equipment - 1.2%
86,000	†Dongfang Electrical Machinery Ltd. @ 1.0194	88

	Technology - Computers-Integrated Systems - 1.1%
522,000	†Citic 21 Cn Co., Ltd. @ 0.1623	85

	Technology - Enterprise Software / Services - 0.8%
560,000	†Chinasoft International Ltd. @ 0.1098	61

	Technology Components-Integrated Circuit - 1.3%
236,000	†Solomon Systech International Ltd. @ 0.4141	98

	Utilities - Gas-Distribution - 2.1%
200,000	Xinao Gas Holdings Ltd. @ 0.7932	159

	Singapore - 16.8%
	Consumer Non-Cyclical - Agriculture Bio-Tech - 2.4%
654,000	†China Sun Bio-Chem Technology Group Co. @ 0.2756	180

	Consumer Non-Cyclical - Healthcare Safety Devices - 0.6%
46,000	†Osim International Ltd. @ 0.9540	44

	Consumer Non-Cyclical - Medical Drugs - 3.1%
622,000	†AsiaPharma Group Ltd. @ 0.3751	233

	Consumer Non-Cyclical - Schools - 3.9%
288,000	†*Raffles Education Corp. Ltd. @ 1.0099	291

	Energy - Oil Comp-Exploration & Production - 3.1%
260,000	†Pearl Energy Ltd. @ 0.8813	229

	Industrial - Transport-Marine - 2.4%
206,000	†*Ezra Holdings Ltd. @ 0.8743	180

	Industrial - Water Treatment Systems - 1.3%
151,000	†*Bio-Treat Technology Ltd. @ .6708	101

Shares	Company (Closing Price)	Value

	United States - 14.0%
	Communications - Advertising Sales - 4.4%
9,800	Focus Media Holdings Ltd. ADR @ 33.7700	$331

	Communications - E-Commerce / Services - 0.8%
1,100	Ctrip.com International Ltd. ADR @ 57.7500	64

	Communications - Web Portals / ISP - 3.3%
2,000	Netease.com, Inc. @ 56.1600	112
6,600	Tom On-Line Inc. ADR @ 19.8200	131

		243

	Consumer Non-Cyclical Agriculture Bio-Tech - 2.8%
14,800	Bodisen Biotech, Inc. ADR @ 14.00	207

	Energy - Energy-Alternative Sources - 1.6%
4,300	Suntech Power Holdings Co., Ltd. ADR @ 27.2500	117

	Technology - Electronic Components-Semis - 1.1%
6,863	Silicon Motion Technology Corp. ADR @ 12.0000	82

	Total Common Stocks (Cost: $6,744,000)	$7,299

	Total Investments - 97.7% (Cost: $6,744,000)	7,299

	Other Assets less Liabilities - 2.3%	172

	Net Assets - 100%	$7,471

Notes to Portfolio of Investments

†	Fair Valued Security

*	Income producing security during the year ended December 31, 2005.

Based on the cost of investments of $6,744,000 for federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation was $802,000, the aggregate gross unrealized depreciation was $247,000 and the net unrealized appreciation of investments was $555,000.

ADR American Depositary Receipt

See accompanying notes to financial statements.

THE OBERWEIS FUNDS

Statement of Assets and Liabilities

December 31, 2005 (in thousands, except pricing of shares)

	Emerging Growth Fund	Micro-Cap Fund	Mid-Cap Fund	China Opportunities Fund

Assets:
Investment securities at value	$185,386	$69,807	$8,671	$7,299
(Cost: $138,088, $51,694, $7,110 and $6,744, respectively)
Cash	208	242	—	93
Receivable from fund shares sold	320	540	17	100
Receivable from securities sold	126	116	114	51
Dividends and interest receivable	5	2	__	8
Due from Advisor	—	—	—	14
Prepaid expenses	59	27	11	20

Total Assets	186,104	70,734	8,813	7,585

Liabilities:
Payable to custodian bank	—	—	11	—
Payable for fund shares redeemed	260	201	2	—
Payable for securities purchased	1,617	2,054	—	89
Payable to advisor (see note 2)	130	54	8	7
Payable to distributor	40	14	2	1
Accrued expenses	78	56	17	17

Total Liabilities	2,125	2,379	40	114

Net Assets	$183,979	$68,355	$8,773	$7,471

Analysis of net assets:
Capital	$132,865	$49,237	$8,579	$6,930
Accumulated net realized gains (losses) on investment and foreign currency transactions	3,816	1,005	(1,367)	(14)
Net unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies.	47,298	18,113	1,561	555

Net Assets	$183,979	$68,355	$8,773	$7,471

The Pricing of Shares:
Net asset value and offering price per share
Emerging Growth Fund:
($183,978,669 divided by 6,825,650 shares outstanding)	$26.95

Micro-Cap Fund:
($68,355,223 divided by 3,949,878 shares outstanding)		$17.31

Mid-Cap Fund:
($8,772,695 divided by 700,302 shares outstanding)			$12.53

China Opportunities Fund:
($7,470,732 divided by 692,899 shares outstanding)				$10.78

See accompanying notes to financial statements.

THE OBERWEIS FUNDS

Statement of Operations

Year Ended December 31, 2005 (in thousands)

	Emerging Growth Fund	Micro-Cap Fund	Mid-Cap Fund	China Opportunities Fund

Investment Income:
Interest	$156	$70	$—	$2
Dividends	94	207	9	13

Total Income	250	277	9	15

Expenses:
Investment advisory fees	687	277	36	16
Management fees	662	185	36	—
Distribution fees (see note 2)	414	116	22	3
Transfer agent fees and expenses	199	69	31	6
Professional fees	103	35	8	14
Custodian fees and expenses	91	43	34	12
Shareholder reports	83	16	5	1
Federal and state registration fees	48	30	16	6
Insurance	28	7	2	—
Trustees’ fees	23	6	1	—
Miscellaneous	8	2	—	—

Total expenses before reimbursed expenses	2,346	786	191	58
Earnings credit (see note 2)	(12)	(9)	(2)	(2)
Expenses reimbursed (see note 2)	—	—	(11)	(24)

Total Expenses	2,334	777	178	32

Net Investment Loss	(2,084)	(500)	(169)	(17)

Net Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) on investment transactions	11,809	4,865	998	(14)
Net realized gains (losses) on foreign currency transactions	—	—	—	—

Net realized gains (losses) on investment and foreign currency transactions	11,809	4,865	998	(14)
Increase (decrease) in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,371)	1,558	(487)	555

Net realized/unrealized gains (losses) on investments and foreign currencies	6,438	6,423	511	541

Net increase in net assets resulting from operations	$4,354	$5,923	$342	$524

See accompanying notes to financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (in thousands)

	Emerging Growth Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004

From Operations:
Net investment loss	$(2,084)	$(2,537)
Net realized gains on investments	11,809	18,699
Decrease in net unrealized appreciation of investments	(5,371)	(10,025)

Net increase in net assets resulting from operations	4,354	6,137

From Distributions:
Distributions from net realized gains on investments	(11,084)	(4,683)

From Capital Share Transactions:
Net proceeds from sale of shares	55,337	86,918
Proceeds from reinvestment of distributions	10,521	4,473
Redemption of shares	(50,763)	(159,926)

Net increase (decrease) from capital share transactions	15,095	(68,535)

Total increase (decrease) in net assets	8,365	(67,081)

Net Assets:
Beginning of year	175,614	242,695

End of year	$183,979	$175,614

Accumulated Net Investment Gain	$3,816	$3,091

Transactions in Shares:
Shares sold	2,071	3,276
Shares issued in reinvestment of dividends	392	174
Less shares redeemed	(1,924)	(6,136)

Net increase (decrease) from capital share transactions	539	(2,686)

See accompanying notes to financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (in thousands)

	Micro-Cap Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004

From Operations:
Net investment loss	$(500)	$(929)
Net realized gains on investments	4,865	27,170
Increase (decrease) in net unrealized appreciation of investments	1,558	(28,225)

Net increase (decrease) in net assets resulting from operations	5,923	(1,984)

From Distributions:
Distributions from net realized gains on investments	(6,356)	(13,764)

From Capital Share Transactions:
Net proceeds from sale of shares	27,620	15,331
Proceeds from reinvestment of distributions	6,110	12,993
Redemption of shares	(11,618)	(65,446)

Net increase (decrease) from capital share transactions	22,112	(37,122)

Total increase (decrease) in net assets	21,679	(52,870)

Net Assets:
Beginning of year	46,676	99,546

End of year	$68,355	$46,676

Accumulated Net Investment Gain	$1,005	$2,496

Transactions in Shares:
Shares sold	1,598	716
Shares issued in reinvestment of dividends	370	877
Less shares redeemed	(686)	(2,716)

Net increase (decrease) from capital share transactions	1,282	(1,123)

See accompanying notes to financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (in thousands)

	Mid-Cap Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004

From Operations:
Net investment loss	$(169)	$(166)
Net realized gains on investments	998	1,474
Decrease in net unrealized appreciation of investments	(487)	(1,073)

Net increase in net assets resulting from operations	342	235

From Capital Share Transactions:
Net proceeds from sale of shares	776	4,520
Redemption of shares	(2,771)	(5,149)

Net decrease from capital share transactions	(1,995)	(629)

Total decrease in net assets	(1,653)	(394)

Net Assets:
Beginning of year	10,426	10,820

End of year	$8,773	$10,426

Accumulated Net Investment Loss	$(1,367)	$(2,365)

Transactions in Shares:
Shares sold	67	381
Less shares redeemed	(239)	(460)

Net decrease from capital share transactions	(172)	(79)

See accompanying notes to financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (in thousands)

China Opportunities Fund
Period Ended December 31, 2005(a)

From Operations:
Net investment loss	$(17)
Net realized losses on investment and foreign currency transactions	(14)
Increase in net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	555

Net increase in net assets resulting from operations	524

From Capital Share Transactions:
Net proceeds from sale of shares	6,977
Redemption of shares	(30)

Net increase from capital share transactions	6,947

Total increase in net assets	7,471

Net Assets:
Beginning of period	—

End of period	$7,471

Accumulated Net Investment Loss	$(14)

Transactions in Shares:
Shares sold	696
Less shares redeemed	(3)

Net increase from capital share transactions	693

(a) For the period from October 1, 2005 (commencement of operations) through December 31, 2005.

See accompanying notes to financial statements.

THE OBERWEIS FUNDS

Notes to Financial Statements

December 31, 2005

1. Significant Accounting Policies

Description of business. The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Trust consists of four Funds: the Oberweis Emerging Growth Fund, the Oberweis Micro-Cap Fund, Oberweis Mid-Cap Fund, and the Oberweis China Opportunities Fund (collectively, the Funds).

Investment valuation. Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (NYSE) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (CBOE). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.

The Oberweis China Opportunities Fund holds foreign equity securities. Foreign securities at fair value are described in the circumstances below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the later of the close of the New York Stock Exchange or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.

Investment transactions and investment income. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Federal income taxes and dividends to shareholders. It is the Fund’s policy and it intends to comply with the provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. Dividends payable to its shareholders are recorded by each Fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are considered permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. The tax character of distributions paid during the fiscal year ended December 31, 2005, to shareholders of record on November 10, 2005, were as follows (amounts in thousands):

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
Emerging Growth Fund	$—	$11,084	$11,084
Micro-Cap Fund	—	6,356	6,356

No distributions were required for the Mid-Cap Fund and China Opportunities Fund. The Funds designate the following amounts as long-term capital gain distributions.

Amount
Emerging Growth Fund	$11,084
Micro-Cap Fund	6,356

The tax character of distributions paid during the fiscal year ended December 31, 2004, to shareholders of record on November 11, 2004, were as follows (amounts in thousands):

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
Emerging Growth Fund	$0	$4,683	$4,683
Micro-Cap Fund	0	13,764	13,764

No distributions were required for the Mid-Cap Fund. The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with the long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares (amounts in thousands):

Amount
Emerging Growth Fund	$8,565
Micro-Cap Fund	16,410

The tax components of undistributed net investment income and net realized gains at December 31, 2005 were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains
Emerging Growth Fund	$—	$3,833
Micro-Cap Fund	—	1,008

As of December 31, 2005, the following Fund has net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations (amounts in thousands):

	2010	2011	2013
Mid-Cap Fund	$658	$709	$0
China Opportunities Fund	0	0	3

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the China Opportunities Fund deferred to January 1, 2006 post-October capital losses of $11,000.

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications. Under the Funds’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Transactions with affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Funds’ investment adviser and manager. Oberweis Securities, Inc. (“Oberweis Securities”), the Funds’ principal distributor, is an affiliate of OAM.

Investment advisory agreement. For investment advisory services, the Emerging Growth Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50,000,000 of average daily net assets and .40% of average daily net assets in excess of $50 million. The Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Mid-Cap Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment advisory and management services, the China Opportunities Fund paid monthly investment advisory and management fees at an annual rate equal to 1.25% of average daily net assets. For the year ended December 31, 2005, the Emerging Growth Fund, Micro-Cap Fund, and Mid-Cap Fund, incurred investment advisory fees totaling $687,000, $277,000, and $36,000, respectively. For the year ended December 31, 2005, the China Opportunities Fund incurred investment advisory and management fees totaling $16,000.

Management agreement. For management services and facilities furnished, the Emerging Growth Fund, Micro-Cap Fund, and Mid-Cap Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2005, the Emerging Growth Fund, Micro-Cap Fund, and Mid-Cap Fund incurred management fees totaling $662,000, $185,000 and $36,000, respectively.

Expense reimbursement. OAM is contractually obligated to reduce its management fees or reimburse the Emerging Growth Fund, Micro-Cap Fund, and Mid-Cap Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 2% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. OAM is also contractually obligated to reduce its investment and management fees or reimburse the China Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 2.49% on all assets. For the year ended December 31, 2005 OAM reimbursed the Mid-Cap Fund and China Opportunities Fund $11,000 and $24,000, respectively.

Officers and trustees. Certain officers or trustees of the Funds are also officers or directors of OAM and Oberweis Securities. During the year ended December 31, 2005, the Funds made no direct payments to its officers and paid $30,000 to its unaffiliated trustees.

Distribution and shareholder service expense. The Funds have a distribution and shareholder services agreement with Oberweis Securities. For services under the distribution and shareholder servicing agreement, the Funds pay Oberweis Securities a fee at the annual rate of .25% of the average daily net assets as compensation for services. For the year ended December 31, 2005, the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund and China Opportunities Fund incurred distribution fees totaling $414,000, $116,000, $22,000, and $3,000, respectively.

Commissions. For the year ended December 31, 2005, the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund and China Opportunities Fund did not execute any security transactions through Oberweis Securities and therefore did not pay commissions to Oberweis Securities.

3. Investment transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2005, other than options written and money market investments, aggregated $130,081,000 and $121,740,000, respectively, for the Emerging Growth Fund, $46,176,000 and $33,961,000, respectively, for the Micro-Cap Fund, $10,629,000 and $12,649,000, respectively, for the Mid-Cap Fund, and $7,326,000 and $567,000, respectively, for the China Opportunities Fund. The Funds did not hold government securities during the year ended December 31, 2005.

The funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and is recorded when received. The funds did not write covered call options for the year ended December 31, 2005.

4. Redemption fee

The Oberweis Funds are designed for long-term investors. To discourage market timers redemptions of shares of the Emerging Growth Fund, Micro-Cap Fund, and Mid-Cap Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund. The redemption fee applies only to shares acquired on or after January 1, 2004 and do not apply to exchanges. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund and China Opportunities Fund were $19,000, $22,000, $0 and $2,000, respectively, for the year ended December 31, 2005, and were recorded as a reduction of the cost of shares redeemed in the statements of changes in net assets.

5. Earnings credits and interest charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Funds total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2005, the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund, and China Opportunities Fund received credits of $12,000, $9,000, $2,000 and $2,000, respectively. During the year ended December 31, 2005, the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund and the China Opportunities Fund incurred interest charges of $2,000, $0, $1,000 and $0, respectively, which is included in custodian fees and expenses in the statement of operations.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period is as follows:

	Emerging Growth Fund
	Years ended December 31,
	2005	2004	2003	2002	2001

Net asset value at beginning of year	$27.93	$27.05	$16.13	$21.29	$21.19
Income (loss) from investment operations:
Net investment loss(a)	(.33)	(.36)	(.27)	(.26)	(.31)
Net realized and unrealized gain (loss) on investments	1.09	1.99	11.19	(4.90)	.41

Total from investment operations	.76	1.63	10.92	(5.16)	.10
Redemption Fees	—	.01	—	—	—
Less distributions:
Distribution from net realized gains on investments	(1.74)	(.76)	—	—	—

Net asset value at end of year	$26.95	$27.93	$27.05	$16.13	$21.29

Total Return (%)	2.74	6.3	67.7	(24.2)	0.5
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$183,979	$175,614	$242,695	$61,292	$79,014
Ratio of expenses to average net assets (%)	1.42	1.44	1.37	1.57	1.65
Ratio of net investment loss to average net assets (%)	(1.26)	(1.38)	(1.18)	(1.48)	(1.51)
Portfolio turnover rate (%)	75	55	56	66	66
Average commission rate paid	$.0176	$.0199	$.0206	$.0265	$.0336

Notes:

(a)	The net investment loss per share data was determined using average shares outstanding during the year.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period is as follows:

	Micro-Cap Fund
	Years ended December 31,
	2005	2004	2003	2002	2001

Net asset value at beginning of year	$17.50	$26.26	$13.86	$16.77	$13.54
Income (loss) from investment operations:
Net investment loss(a)	(.18)	(.36)	(.31)	(.24)	(.24)
Net realized and unrealized gain (loss) on investments	2.29	(.54)	15.36	(2.67)	3.47

Total from investment operations	2.11	(.90)	15.05	(2.91)	3.23
Redemption Fees	.01	.04	.05	—	—
Less distributions:
Distribution from net realized gains on investments	(2.31)	(7.90)	(2.70)	—	—

Net asset value at end of year	$17.31	$17.50	$26.26	$13.86	$16.77

Total Return (%)	12.72	2.2	108.9	(17.3)	23.9
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$68,355	$46,676	$99,546	$21,978	$47,817
Ratio of expenses to average net assets (%)	1.70	1.70	1.60	1.93	1.98
Ratio of net investment loss to average net assets (%)	(1.08)	(1.54)	(1.47)	(1.64)	(1.59)
Portfolio turnover rate (%)	76	58	87	81	82
Average commission rate paid	$.0171	$.0195	$.0200	$.0256	$.0307

Notes:

(a)	The net investment loss per share data was determined using average shares outstanding during the year.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period is as follows:

	Mid-Cap Fund
	Years ended December 31,
	2005	2004	2003	2002	2001

Net asset value at beginning of year	$11.95	$11.37	$7.29	$10.83	$17.12
Income (loss) from investment operations:
Net investment loss(a)	(.22)	(.17)	(.18)	(.17)	(.21)
Net realized and unrealized gain (loss) on investments	.80	.74	4.25	(3.37)	(6.08)

Total from investment operations	.58	.57	4.07	(3.54)	(6.29)
Redemption Fees	—	.01	.01	—	—
Less distributions:
Distribution from net realized gains on investments	—	—	—	—	—

Net asset value at end of year	$12.53	$11.95	$11.37	$7.29	$10.83

Total Return (%)	4.85	5.1	56.0	(32.7)	(36.7)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$8,773	$10,426	$10,820	$4,370	$6,449
Ratio of expenses to average net assets (%)	2.00 (b)	1.96	2.00 (b)	2.00 (b)	2.00 (b)
Ratio of net investment loss to average net assets (%)	(1.90)	(1.52)	(1.91)	(1.91)	(1.75)
Portfolio turnover rate (%)	119	86	29	66	115
Average commission rate paid	$.0168	$.0196	$.0200	$.0256	$.0312

Notes:

(a)	The net investment loss per share data was determined using average shares outstanding during the year.
(b)	Net of expense reimbursement from related parties. The expense ratios would have been 2.14%, 2.31%, 2.66%, and 2.60%, for 2005, 2003, 2002 and 2001 respectively, before expense reimbursement and earnings credits.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period is as follows:

	China Opportunities Fund

	October 1, 2005 (commencement of operations) - December 31, 2005

Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss(a)	(.03)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	.81

Total from investment operations	.78
Less distributions:
Distribution from net realized gains on investments	—

Net asset value at end of period	$10.78

Total Return (%)	7.80
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$7,471
Ratio of expenses to average net assets (%)	2.49	(b)(c)
Ratio of net investment loss to average net assets (%)	(1.34	)(c)
Portfolio turnover rate (%)	14	(d)
Average commission rate paid	$.0011

Notes:

(a)	The net investment loss per share data was determined using average shares outstanding during the period.
(b)	Net of expense reimbursement from related parties. The expense ratios would have been 4.57%, for 2005, before expense reimbursement and earnings credits.
(c)	Annualized.
(d)	Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The Oberweis Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Oberweis Emerging Growth Fund, Oberweis Micro-Cap Fund, Oberweis Mid-Cap Fund and Oberweis China Opportunities Fund (four funds constituting The Oberweis Funds, hereafter referred to as the “Funds”) at December 31, 2005, the results of each of their operations for year then ended or the period from October 1, 2005 through December 31, 2005 for the China Opportunities Fund, the changes in each of their net assets for the two years then ended or period indicated and the financial highlights for each of the four years then ended or period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2001 were audited by other auditors, whose report dated February 5, 2002, expressed an unqualified opinion on those financial highlights.

February 15, 2006

Chicago, Illinois

Trustees and Officers of The Oberweis Funds

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

Katherine Smith Dedrick (48) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004(1)	Partner - Levenfeld Pearlstein, LLC, January 2005 to present; Partner - Hinshaw & Culbertson 1985 to January 2005.	4	None

Gary D. McDaniel (57) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since May, 2004(1)	Vice President/General Manager of the Flexible Packaging Group - Smurfit Stone Container, March 1988 to present.	4	None

James G. Schmidt (58) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2003(1)	Senior Vice President and Chief Financial Officer - Federal Heath Sign Co., May 2003 to present; Vice President - Finance Federal Sign division of Federal Signal Corp. October, 1991 to April, 2003.	4	None

James D. Oberweis (59) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee(2)	Trustee and Officer since July, 1986(1)	Director - Oberweis Asset Management, Inc. September, 1994 to present. Chairman - September 2001 to present. President - September, 1989 to August, 2001.	4	None

James W. Oberweis (31) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996(3)	President - Oberweis Asset Management, Inc., September, 2001 to present; Senior Vice President May, 1996 to August, 2001; Portfolio Manager from December, 1995 to present; President and Director - Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None

Patrick B. Joyce (46) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President and Treasurer	Officer since October, 1994(3)	Executive Vice President, Secretary and Director - Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director - Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None

Martin L. Yokosawa (45) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Senior Vice President	Officer since October, 1994(3)	Senior Vice President - Oberweis Asset Management, Inc., September, 1994 to Present; Senior Vice President - Oberweis Securities, Inc., January, 1997 to present.	Not Applicable	None

David I. Covas (30) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004(3)	Vice President - Oberweis Asset Management, Inc., September, 2003 to present; Research Analyst June, 1997 to August, 2003.	Not Applicable	None

Eric V. Hannemann (32) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 2005(3)	Assistant Vice President of Accounting - Oberweis Asset Management and Oberweis Securities, Inc., June, 2004 to present; Portfolio and Staff Accountant - Vestor Capital Corp. April, 2003 to June, 2004; Staff Accountant - Green, Plage & Associates, Inc., November, 1999 to April, 2003.	Not Applicable	None

(1)	Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
(2)	James D. Oberweis is an interested trustee of the Fund by reason of his position as the Chairman of Oberweis Asset Management, Inc., the Fund’s investment advisor.
(3)	Elected annually by board of trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 1-800-323-6166.

THE OBERWEIS FUNDS

Supplemental Information

Proxy Voting:

The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund, and China Opportunities Fund) Portfolio securities to the Funds’ investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NQ. The Funds’ Forms NQ are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Adviser Contract:

The Investment Advisory Agreement with respect to the Emerging Growth, Micro-Cap and Mid-Cap Funds was last approved, and the Investment Advisory and Management Agreement for the China Opportunities Fund was initially approved, by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party, on August 10, 2005. The Board of Trustees, including a majority of the independent trustees, determined that approval of the agreements was in the best interests of the Trust. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that OAM has a long association with the Emerging Growth, Micro-Cap and Mid-Cap Funds, in each case since the inception of the Funds. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that OAM managed the Funds and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by OAM to the Emerging Growth, Micro-Cap and Mid-Cap Funds and of the services to be provided by OAM to the China Opportunities Fund, the Board considered the functions performed by OAM and the personnel providing such services, OAM’s financial condition, the compliance regime created by OAM, including the fact that the Funds have had no material compliance issues, and OAM’s financial support of the Funds. The Board also considered the investment strategy and process for the China Opportunities Fund. Based on the information provided, the Board concluded that the nature and extent of services to be provided to the China Opportunities Fund was appropriate and that the quality would be good.

The Board also reviewed and discussed reports prepared by OAM containing information on total returns and average annual total returns over various periods of time of the Emerging Growth, Micro-Cap and Mid-Cap Funds as compared to relevant market indices and other mutual funds pursuing broadly similar strategies. The Board concluded that as to each Fund, the investment performance was satisfactory, and in some cases, good versus relevant market indices, and was in line with the other mutual funds included in the reports. Based on the information provided, the Board concluded that the nature and extent of services provided to each Fund were appropriate and that the quality was good.

Fees and Expenses. For each Fund, the Board compared the amounts paid to OAM for advisory services (for advisory and management services for the China Opportunities Fund) and each Fund’s expense ratio (or expense cap for the China Opportunities Fund) with other registered funds pursuing broadly similar strategies as included in reports prepared by OAM. This information

THE OBERWEIS FUNDS

Supplemental Information (cont’d.)

showed that each Fund’s advisory fee (advisory and management fee for the China Opportunities Fund) was in the mid-range compared to other mutual funds pursuing broadly similar strategies, that the expense ratio of the Emerging Growth Fund and the projected expense ratio of the China Opportunities Fund were in line with those of similar mutual funds, and that the expense ratios of the Micro-Cap and Mid-Cap Funds were higher than average. In addition, the Board considered amounts paid to OAM by other registered funds, for which OAM acts as a subadviser. For each Fund (except for the China Opportunities Fund because OAM does not manage other China accounts), the Board considered amounts paid to OAM by OAM’s other clients. With respect to OAM’s other clients, the Board noted that the mix of services provided and the level of responsibility required under the agreements with the Funds were greater than OAM’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace.

The Board also considered that OAM continues to reimburse expenses for the Mid-Cap Fund, has agreed to bear organizational expenses of the China Opportunities Fund, and has proposed an expense cap for the China Opportunities Fund. Based on the information considered, the Board concluded that each Fund’s advisory fee (advisory and management fee for the China Opportunities Fund), coupled with any applicable expense caps, was reasonable and appropriate in amount given the quality of services provided or expected to be provided.

Profitability. With respect to the costs of services provided and profits realized by OAM, the Board considered the advisory fees received by OAM from each of the Emerging Growth, Micro-Cap and Mid-Cap Funds and the proposed advisory and management fee rate for the China Opportunities Fund. The Board also considered the fact that OAM continues to reimburse expenses for the Mid-Cap Fund and that OAM has agreed to bear the organizational expenses and to cap expenses for the China Opportunities Fund. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board reviewed each Fund’s asset size, expense ratios and the expense caps in place and/or proposed, as applicable. The Board noted that the advisory fee for the Emerging Growth Fund has a breakpoint designed to share economies of scale with shareholders. The Board also noted OAM’s representation that the Micro-Cap and China Opportunities Funds have capacity constraints and that the current size of the Mid-Cap Fund does not lend itself to economies of scale. The Board concluded with respect to each of the Funds, that the total expense ratios, after giving effect to the expense caps proposed by the Adviser, were reasonable.

Other Benefits to OAM and its Affiliates. The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Funds, including fees received by an affiliate of OAM for distribution services and brokerage transactions placed through such affiliate of OAM. The Board also considered benefits to OAM related to soft dollars. The Board concluded that, taking into account these benefits, the Funds’ advisory fees were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Expense Examples:

As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 investment at the beginning of the period and held for the entire period from January 1, 2005 through December 31, 2005.

THE OBERWEIS FUNDS

Supplemental Information (cont’d.)

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expense Paid During Period* 7/1/05-12/31/05	Expense Ratio During Period 7/1/05-12/31/05
Emerging Growth Fund
Actual	$1,000	$1,027.40	$7.26	1.42%
Hypothetical (5% return before expenses)	$1,000	$1,035.80	$7.29	1.42%

Micro-Cap Fund
Actual	$1,000	$1,127.20	$9.11	1.70%
Hypothetical (5% return before expenses)	$1,000	$1,033.00	$8.71	1.70%

Mid-Cap Fund
Actual	$1,000	$1,048.50	$10.33	2.00%
Hypothetical (5% return before expenses)	$1,000	$1,030.00	$10.23	2.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

	Beginning Account Value 10/1/05	Ending Account Value 12/31/05	Expense Paid During Period** 10/1/05-12/31/05	Expense Ratio During Period 10/1/05-12/31/05
China Opportunities Fund
Actual	$1,000.00	$1,078.00	$6.52	2.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.10	$6.35	2.49%

**	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the period (commencement of operations) divided by the number of days in the fiscal year.

ITEM 2. CODE OF ETHICS.

(a)

As of December 31, 2005, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)	(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is James G. Schmidt. Mr. Schmidt is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2004	2005
Audit fees	31,750	50,000
Audit-Related Fees	N/A	N/A
Tax Fees	17,750	12,000
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2005 and 2004 were $15,052 and 17,750, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99. CERT attached hereto.

(a) (3)

Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date	03/03/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date	03/03/2006

By (Signature and Title*)	/s/ Patrick B. Joyce
Patrick B. Joyce
Executive Vice President and Treasurer,
The Oberweis Funds

Date 03/03/2006

/*/	Print the name and title of each signing officer under his or her signature.